UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:	July 27, 2010
Date of Earliest Event Reported:	July 26, 2010
Commission File No. 1-14588
NORTHEAST BANCORP
(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |X|  Written communications pursuant to Rule 425 under the Securities Act

     |X|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.   Regulation FD.

On July 26, 2010, Northeast Bancorp (“Northeast”) gave notice to the United States Department of the Treasury (“Treasury”) in connection with the proposed merger (the “Merger”) of FHB Formation LLC, a Delaware limited liability company, with and into Northeast, with Northeast as the surviving entity (the “Surviving Company”) confirming that upon the effective time of the Merger, the warrant issued by Northeast to Treasury on December 12, 2008 will be exercisable for 67,958 shares of the Surviving Company’s common stock at an exercise price of $9.33 per share.  A copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Notice, dated July 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 27, 2010	NORTHEAST BANCORP By: /s/ Robert Johnson
Robert Johnson
Senior Vice President and Chief Financial Officer